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                                                                    EXHIBIT 99.1


                                                                  Execution Copy







                              TEPPCO PARTNERS, L.P.

                                  $200,000,000

                          6.125% Senior Notes due 2013

                             UNDERWRITING AGREEMENT



                                January 27, 2003



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                             UNDERWRITING AGREEMENT

                                                                January 27, 2003

Wachovia Securities, Inc.
Banc One Capital Markets, Inc.
Scotia Capital (USA) Inc.
BNP Paribas Securities Corp.
SunTrust Capital Markets, Inc.
UBS Warburg LLC

c/o Wachovia Securities, Inc.
As representative of the underwriters listed on Exhibit A
One Wachovia Center, DC8
301 South College Street
Charlotte, North Carolina 28288

Ladies and Gentlemen:

         TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to issue and sell to the several underwriters named in Exhibit A annexed hereto (the "Underwriters") $200,000,000 aggregate principal amount of its 6.125% Senior Notes due 2013 (the "Notes"). The Notes are described in the Prospectus which is referred to below.

         The Notes are to be issued pursuant to an indenture dated as of February 20, 2002 (the "Base Indenture"), as amended and supplemented by the Third Supplemental Indenture to be dated January 30, 2003 (the "Supplemental Indenture" and together with the Base Indenture, the "Indenture"), among the Partnership, the Guarantors (as defined below) and Wachovia Bank, National Association, f.k.a. First Union National Bank, as trustee (the "Trustee"). Copies of the Indenture, in substantially final form, have been delivered to each of the Underwriters. The Notes will be fully and unconditionally guaranteed pursuant to guarantees (the "Guarantees") by TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership ("TE Products"), TCTM, L.P., a Delaware limited partnership ("TCTM"), TEPPCO Midstream Companies, L.P., a Delaware limited partnership ("TEPPCO Midstream" and together with TE Products and TCTM, the "Operating Partnerships"), Jonah Gas Gathering Company, a Wyoming general partnership ("Jonah") and Val Verde Gas Gathering Company, L.P., a Delaware limited partnership ("Val Verde"). TE Products, TCTM, TEPPCO Midstream, Jonah and Val Verde are collectively referred to as "Guarantors" and individually, as a "Guarantor."

         The (i) Partnership, (ii) Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company and general partner of the Partnership (the "General Partner"), (iii) TEPPCO GP, Inc., a Delaware corporation and general partner of each of the Operating Partnerships and Jonah ("TEPPCO GP"), (iv) TE Products, (v) TCTM, (vi) TEPPCO Midstream, (vii) Jonah, (viii) TEPPCO NGL Pipelines LLC, a Delaware limited liability company and general partner of Val Verde ("TEPPCO NGL") and (ix) Val Verde are referred to collectively herein as the "TEPPCO Entities." The Partnership and the Guarantors are referred to collectively herein as the "Obligors."



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         Each of the Obligors confirm as follows their agreements with the
Underwriters.

                  1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Partnership agrees to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Partnership, the aggregate principal amount of Notes set forth opposite the name of such Underwriter in Exhibit A attached hereto, in each case at a purchase price of 98.635% of the principal amount thereof, plus accrued interest, if any, from the Closing Date (as hereinafter defined). The Partnership is advised by you that the Underwriters intend initially to offer the Notes upon the terms set forth in the Prospectus (as defined below) and Prospectus Supplement (as defined below). The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                  2. Payment and Delivery. Payment of the purchase price for the Notes shall be made to the Partnership by Federal funds wire transfer, against delivery of the certificates for the Notes to the Underwriters through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made by 11:00 a.m., New York City time, on January 30, 2003 (the "Closing Date") (unless another time shall be agreed to by the Underwriters and the Partnership or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing." Certificates for the Notes shall be delivered to you in definitive form in such names and in such denominations as shall be required by the procedures of DTC. For the purpose of expediting the checking of the certificates for the Notes by you, the Partnership agrees to make such certificates available to you for such purpose at least one full business day(1) preceding the time of purchase.

                  3. Representations and Warranties of the TEPPCO Entities. Each of the Obligors, jointly and severally, represents and warrants to each of the Underwriters that:

                  (a) Compliance with Registration Requirements. The Partnership and each of the Guarantors meet the requirements for use of Form S-3, and a registration statement on Form S-3 (Registration No. 333-100494) relating to the Notes and the Guarantees (and such amendments to such registration statement as may have been required prior to the date of this Agreement) has been prepared by the Partnership and complies in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. Such registration statement, as amended, has been declared effective by the Commission. Copies of such registration statement and amendments and of each related prospectus and supplements thereto have been delivered to the Underwriters. The term "Registration Statement" means the registration statement on Form S-3 (Registration No. 333-100494), including all financial statements, exhibits and documents incorporated by reference therein, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Rule 415 and Rule 434 of the Rules and Regulations, or


----------

(1) As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.


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         otherwise, any registration statement filed under Rule 462 of the Rules and Regulations as such registration statement may be amended from time to time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term "Prospectus" means the prospectus and the prospectus supplement constituting a part of the Registration Statement and any amendments or further supplements to such prospectus, including, without limitation, the final prospectus supplement filed pursuant to Rule 424(b) with the Commission in connection with the proposed sale of Notes contemplated by this Agreement (the "Prospectus Supplement"), through the date of such Prospectus Supplement. Unless otherwise stated herein, any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the date hereof or are so filed hereafter. Any reference herein to the terms "amend," "amendment" or "supplement' with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Prospectus, and deemed to be incorporated therein by reference.

                  On the date the Registration Statement was initially declared effective by the Commission (the "Effective Date"), at all times subsequent to and including the Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Partnership or the Operating Partnerships shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus or the Registration Statement, did or, when so filed, will comply in all material respects with all applicable provisions of the Securities Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and did or, when filed, will contain all statements required to be stated therein in accordance with the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement (or any registration statement filed pursuant to Rule 462(b) under the Securities Act that constitutes part of the Registration Statement) becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is or was filed with the Commission and at the Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(a) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership or the Guarantors by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, (i) the amounts of the selling concession and



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         reallowance set forth in the Prospectus, (ii) the paragraphs regarding stabilization, the provision of other services to the Partnership by affiliates of the Underwriters and the receipt of proceeds by affiliates of the Underwriters in the section captioned "Underwriting" in the Prospectus, and (iii) the aggregate principal amount of Notes that each Underwriter commits to purchase on the Closing Date set forth in the section captioned "Underwriting" in the Prospectus, constitute the only information relating to any Underwriter furnished in writing to the Partnership by the Underwriters specifically for inclusion in the Registration Statement or the Prospectus. The Partnership has not distributed any written offering material in connection with the offering or sale of the Notes, other than the Registration Statement and the Prospectus. No order preventing or suspending the use of the Prospectus has been issued by the Commission.

                  (b) Incorporated Documents. The documents that are incorporated by reference in the Registration Statement and the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied and will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, the Rules and Regulations and the Exchange Act Rules, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference subsequent to the Closing Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, the Rules and Regulations and the Exchange Act Rules and Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading.

                  (c) Formation and Good Standing of the Partnership, the Operating Partnerships and the Subsidiary Partnerships. Each of the Partnership, the Operating Partnerships and TEPPCO Crude Pipeline, L.P., TEPPCO Seaway L.P., TEPPCO Crude Oil, L.P. and Lubrication Services, L.P. (collectively, each of TEPPCO Crude Pipeline, L.P., TEPPCO Seaway L.P., TEPPCO Crude Oil, L.P. and Lubrication Services, L.P., the "TCTM Subsidiary Partnerships") and Chaparral Pipeline Company, L.P., Quanah Pipeline Company, L.P., Dean Pipeline Company, L.P., Panola Pipeline Company, L.P., Val Verde, and Wilcox Pipeline Company, L.P. (collectively, each of Chaparral Pipeline Company, L.P., Quanah Pipeline Company, L.P., Dean Pipeline Company, L.P., Panola Pipeline Company, L.P., Val Verde, and Wilcox Pipeline Company, L.P., the "Midstream Subsidiary Partnerships" and together with the TCTM Subsidiary Partnerships, the "Subsidiary Partnerships") has been duly formed and is, and at the Closing Date will be, validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware LP Act"). Each of the Partnership, the Operating Partnerships and the Subsidiary Partnerships has, and at the Closing Date will have, full limited partnership power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus and, with respect to the Obligors, to enter into and perform their respective obligations under each of the Operative Documents (defined below). Each of the



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         Partnership, the Operating Partnerships and the Subsidiary Partnerships
         is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign limited partnership to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a material adverse effect on the business, properties, assets, financial condition or results of operations of the TEPPCO Entities and their subsidiaries taken as a whole or invalidate this Agreement, the Base Indenture, the Supplemental Indenture, any of the Guarantees or the Notes (collectively, the "Operative Documents") (a "Material Adverse
         Effect"), or (ii) would not subject the limited partners of such partnership to any material liability or disability. The Partnership is the sole limited partner of each of the Operating Partnerships, in each case owning a limited partner interest of 99.999%. These partner interests in the Subsidiary Partnerships have been duly authorized by the respective agreements of limited partnership of the Operating Partnerships (the "Operating Partnership Agreements"), have been validly issued in accordance with the respective Operating Partnership Agreements, are fully paid and non-assessable, except to the extent such non-assessability may be affected by Section 17-607 of the Delaware LP Act, and are the only outstanding limited partner interests of all of the Operating Partnerships. TCTM is the sole limited partner of each of the TCTM Subsidiary Partnerships, in each case with a limited partner interest of 99.99%. TEPPCO Crude Oil, L.P. is the sole limited partner of Lubrication Services, L.P. and TEPPCO Crude
         Pipeline, L.P. is the sole limited partner of TEPPCO Seaway, L.P., in each case with a limited partner interest of 99.99%, respectively. TEPPCO Midstream is the sole limited partner of each of the Midstream Subsidiary Partnerships, in each case with a limited partner interest of 99.999%. These limited partner interests have been duly authorized by the respective agreements of limited partnership of the Subsidiary Partnerships (the "Subsidiary Partnership Agreements"), have been validly issued in accordance with the respective Subsidiary Partnership Agreements, are fully paid and non-assessable, except to the extent such non-assessability may be affected by Section 17-607 of the Delaware LP Act, and are the only outstanding limited partner interests of all of the Subsidiary Partnerships. The Partnership owns such limited partner interests in the Operating Partnerships; TCTM owns such limited partner interests in TEPPCO Crude Oil, L.P. and TEPPCO Crude Pipeline, L.P.; TEPPCO Crude Oil, L.P. owns such limited partner interests in Lubrication Services, L.P.; TEPPCO Crude Pipeline, L.P. owns such limited partner interests in TEPPCO Seaway, L.P.; and TEPPCO Midstream owns such limited partner interests in the Midstream Subsidiary Partnerships, in each case, as described in the Prospectus, either directly or indirectly and free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. TEPPCO Seaway, L.P. owns a 50% general partner interest in Seaway Crude Pipeline Company. Such general partner interest has been duly authorized and validly issued and is owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material. TEPPCO Midstream also owns a 99.999% general partner interest in Jonah. Such general partner



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         interest has been duly authorized and validly issued and is owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. TEPPCO Midstream is the sole member of each of TEPPCO NGL and TEPPCO Colorado, L.L.C. ("TEPPCO Colorado"), and TCTM is the sole member of TEPPCO Crude GP, LLC. These member interests have been duly authorized and validly issued and are owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material. Complete and correct copies, as of the date hereof, of (i) the agreement of limited partnership of the Partnership (the "Partnership Agreement"), (ii) the Operating Partnership Agreements, (iii) the Subsidiary Partnership Agreements, (iv) the agreement of limited partnership of TEPPCO Seaway, L.P. and (v) the limited liability company agreements of each of TEPPCO NGL, TEPPCO Colorado and TEPPCO Crude GP, LLC have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

                  (d) Formation and Good Standing of the General Partner. The General Partner has been duly organized and is, and at the Closing Date will be, validly existing as a limited liability company in good standing under the Delaware Limited Liability Company Act ("Delaware LLC Act") and has full limited liability company power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of the Partnership, in each case in all material respects, as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under each of the Operative Documents; and the General Partner is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or (ii) would not subject its members to any material liability or disability or (iii) would not subject any limited partner of the Partnership to any liability by reason of such failure. The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 2%. Such general partner interest has been duly authorized by the Partnership Agreement, has been validly issued in accordance with the Partnership Agreement, and is owned of record by the General Partner, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of formation and the limited liability company agreement of the General Partner and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

                  (e) Formation and Good Standing of TEPPCO GP. TEPPCO GP has been duly incorporated and is, and at the Closing Date will be, validly existing as a corporation



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         in good standing under the Delaware General Corporation Law ("DGCL")
         and has full corporate power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of the Operating Partnerships, in each case in all material respects, as described in the Registration Statement and the Prospectus; and TEPPCO GP is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign corporation to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or (ii) would not subject its securityholders to any material liability or disability, or (iii) would not subject the Partnership, as the sole limited partner of each of the Operating Partnerships to any liability by reason of such failure. All of the capital stock of TEPPCO GP is owned of record by the Partnership, free and clear of all liens, encumbrances, security interests, equities, charges, or claims, except as set forth in the Prospectus or as are not, individually or in the aggregate, not material. TEPPCO GP is the sole general partner of each of the Operating Partnerships and, with respect to Jonah, the sole managing general partner, in each case with a general partner interest of 0.001%, respectively. These general partner interests have been duly authorized by the respective Operating Partnership Agreements (or, in the case of Jonah, by its agreement of general partnership), have been validly issued in accordance with the respective Operating Partnership Agreements (or, in the case of Jonah, by its agreement of general partnership), and are owned of record by TEPPCO GP, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of incorporation and the bylaws of TEPPCO GP and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

                  (f) Formation and Good Standing of TEPPCO NGL. TEPPCO NGL has been duly organized and is, and at the Closing Date will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full limited liability company power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of each of the Midstream Subsidiary Partnerships, in each case in all material respects, as described in the Registration Statement and the Prospectus; and TEPPCO NGL is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or (ii) would not subject its members to any material liability or disability. TEPPCO NGL is the sole general partner of each of the Midstream Subsidiary Partnerships, in each case with a general partner interest of 0.001%. These general partner interests have been duly authorized by the respective Subsidiary Partnership Agreements, have been validly issued in accordance with the respective Subsidiary Partnership Agreements, and are owned of record by TEPPCO NGL, free and clear of all liens, encumbrances, security interests, equities,



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         charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of formation and the limited liability company agreement of TEPPCO NGL and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

                  (g) Formation and Good Standing of TEPPCO Crude GP, LLC. TEPPCO Crude GP, LLC has been duly organized and is, and at the Closing Date will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full limited liability company power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of each of the TCTM Subsidiary Partnerships, in each case in all material respects, as described in the Registration Statement and the Prospectus; and TEPPCO Crude GP, LLC is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect or (ii) would not subject its members to any material liability or disability. TEPPCO Crude GP, LLC is the sole general partner of the TCTM Subsidiary Partnerships, in each case with a general partner interest of 0.01%. These general partner interests have been duly authorized by the respective Subsidiary Partnership Agreements, have been validly issued in accordance with the respective Subsidiary Partnership Agreements, and are owned of record by TEPPCO Crude GP, LLC, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of formation and the limited liability company agreement of TEPPCO Crude GP, LLC and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

                  (h) Formation and Good Standing of TEPPCO Colorado. TEPPCO Colorado has been duly organized and is, and at the Closing Date will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full limited liability company power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business, in each case in all material respects; and TEPPCO Colorado is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or (ii) would not subject its members to any material liability or disability.

                  (i) Formation and Good Standing of Jonah. Jonah has been duly formed and is, and at the Closing Date will be, validly existing as a general partnership in good



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         standing under the Wyoming Uniform Partnership Act, as amended (the
         "Wyoming Act"). Jonah has, and at the Closing Date will have, full partnership power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under each of the Operative Documents. Jonah is not, and at the Closing Date will not be, required to register or qualify as a foreign general partnership to transact business in any other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or (ii) would not subject the partners of such partnership to any material liability or disability.

                  (j) Capitalization. The Partnership's capital as of September 30, 2002 is as set forth in the Prospectus Supplement in the column entitled "Actual" under the heading "Capitalization". The adjustments to the Partnership's capital as of September 30, 2002, as set forth in the Prospectus Supplement under the column entitled "Pro Forma" under the heading "Capitalization", represent a reasonable estimate by the General Partner of the pro forma effects on the Partnership's capital of the consummation of the transactions described under said heading. The adjustments to the Partnership's capital as of September 30, 2002, as set forth in the Prospectus Supplement under the column entitled "Pro Forma As Adjusted" under the heading "Capitalization," represent a reasonable estimate by the General Partner of the pro forma as adjusted effects on the Partnership's capital of the offer and sale of the Notes and the application of the estimated net proceeds from such offer and sale in the manner set forth in the Prospectus Supplement under the heading "Use of Proceeds" as if those transactions occurred on September 30, 2002.

                  (k) Partnership Interests. As of the date of this Agreement, the limited partners of the Partnership hold limited partner interests in the Partnership aggregating a 98% interest in the Partnership, such limited partner interests being represented by 53,809,597 Common Units and 3,916,547 units representing Class B limited partner interests ("Class B Units") (the Common Units and the Class B Units are collectively referred to as the "Limited Partner Units") held by Duke Capital Corp.; the Limited Partner Units are the only limited partner interests of the Partnership that are issued and outstanding; all of the issued and outstanding Limited Partner Units of the Partnership have been (1) duly authorized and validly issued under the Partnership Agreement and are fully paid and non-assessable, except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act, and (2) issued in compliance with all applicable federal and state laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

                  (l) Capitalization of the General Partner. All of the membership interests of the General Partner are registered on its books in the name of Duke Energy Field Services, L.P., a Delaware limited partnership ("DEFS"), free and clear of all liens, encumbrances, security interests, equities, charges or claims, except as set forth in the Prospectus or as are not, individually or in the aggregate, material.

                  (m) Absence of Defaults and Conflicts. None of the TEPPCO Entities nor any of their subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), the respective partnership agreement or certificate of limited partnership or limited liability company agreement or articles or certificate of incorporation or formation, or any other organizational document, as the case may be, or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or any of their properties is bound, and the execution, delivery and performance of this Agreement and the Indenture and the issuance of the Notes and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (or constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the respective partnership agreement or certificate of limited partnership or limited liability company agreement or articles or certificate of incorporation or formation, or any other organizational document, as the case may be, of any of the TEPPCO Entities or any of their subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to any of the TEPPCO Entities or any of their subsidiaries.

                  (n) Authorization of Indenture. The Base Indenture (i) has been duly authorized, executed and delivered by each of the Partnership, the Guarantors and the Trustee, (ii) has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); (iii) conforms (and as supplemented by the Supplemental Indenture will conform) in all material respects with the requirements of the Trust Indenture Act; and (iv) is a legal, valid and binding agreement of each of the parties thereto enforceable against each of such parties in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity. The Supplemental Indenture has been duly authorized by the Partnership and the Guarantors, and when executed and delivered by each of the Partnership and the Guarantors and authorized, executed and delivered by the Trustee, will be a legal, valid and binding agreement of each of the parties thereto enforceable against each of such parties in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

                  (o) Authorization of Notes. The Notes have been duly and validly authorized by the Partnership and when executed and delivered by the Partnership and then authenticated by the Trustee, will constitute legal, valid and binding obligations of the Partnership in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

                  (p) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Obligors and is a legal, valid and binding agreement of each of the Obligors enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

                  (q) Accuracy of Disclosure. The Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement, Prospectus and Prospectus Supplement. All legal or governmental proceedings, affiliate transactions, contracts, leases or documents of a character required to be described in the Registration Statement, the Prospectus, the Prospectus Supplement or the documents incorporated by reference therein or to be filed as an exhibit thereto have been so described or filed as required. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus, the Prospectus Supplement or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (r) Absence of Further Requirements. No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Notes or the consummation of the transactions as contemplated hereby, other than registration of the issuance and sale of the Notes under the Securities Act, which has been completed, and qualification of the Indenture under the Trust Indenture Act, which has been completed.

                  (s) Independent Accountants. KPMG, LLP ("KPMG") whose reports on the consolidated financial statements of the Partnership and its subsidiaries are filed with the Commission as part of, or incorporated by reference into, the Registration Statement and Prospectus, are independent public accountants as required by the Securities Act and Exchange Act. The statements included in the Registration Statement with respect to the accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects. PricewaterhouseCoopers, LLP ("PWC") whose reports on the combined financial statements of the Burlington Resources Gathering Inc. Val Verde Gathering and Processing System are filed with the Commission as part of the Partnership's Form 8-K filed with the Commission on July 2, 2002, the Form 8-K/A filed with the Commission on August 12, 2002 and the Form 8-K/A filed with the Commission on October 8, 2002 and incorporated by reference into the Registration Statement and Prospectus, are independent public accountants as required by the Securities Act and Exchange Act. The statements included in, or incorporated by, the Registration Statement with respect to the accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

                  (t) Possession of Licenses and Permits. Each of the TEPPCO Entities and their subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; none of the TEPPCO Entities or their subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to any of the TEPPCO Entities or their subsidiaries, the effect of which, individually or in the aggregate, could have a Material Adverse Effect.

                  (u) Absence of Proceedings. Except as disclosed in the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened to which any of the TEPPCO Entities or their subsidiaries or any of their respective officers is a party or of which any of their respective properties is subject, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect or prevent consummation of the transactions contemplated hereby.

                  (v) Financial Statements. The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the consolidated financial position of the Partnership and its subsidiaries at the dates indicated and the consolidated results of operations, cash flows and changes in financial position of the Partnership and its subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Registration Statement or the Prospectus (i) present fairly in all material respects the information shown therein, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included or incorporated by reference in the Registration Statement or Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Partnership are required by the Securities Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules and Regulations to be included in the Registration Statement or the Prospectus.

                  (w) Internal Accounting Controls. Each of the TEPPCO Entities and their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (x) No Material Adverse Change in Business. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and except as described in or contemplated by the Prospectus, there has not been and will not have been (i) any material adverse change, or any development which is likely to cause a material adverse change, in the capitalization of any of the TEPPCO Entities, or in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of any of the TEPPCO Entities and their subsidiaries taken as a whole, (ii) any transaction which is material to any of the TEPPCO Entities or their subsidiaries, except transactions contemplated in this Agreement or in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the TEPPCO Entities or their subsidiaries taken as a whole, incurred by any of the TEPPCO Entities or their subsidiaries, except obligations contemplated in this Agreement or incurred in the ordinary course of business, (iv) any material change in the capital stock, equity interests or outstanding indebtedness of any of the TEPPCO Entities or their subsidiaries, (v) any event that has invalidated or could invalidate any of the Operative Documents or (vi) any dividend or distribution of any kind declared, paid or made by the Partnership. None of the TEPPCO Entities nor any of their subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

                  (y) Absence of Labor Dispute. No labor dispute with the employees of any of the TEPPCO Entities or any of their subsidiaries exists or, to the knowledge of any of the TEPPCO Entities, is imminent or threatened, and none of the TEPPCO Entities has any actual knowledge of an existing, imminent or threatened labor disturbance by the employees of any of its, or any of its affiliates', principal suppliers, manufacturers, customers or contractors, which, in either case, could reasonably be expected to result in a Material Adverse Effect. Each of the TEPPCO Entities and their subsidiaries is in compliance with all federal, state and local employment labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees, except for any noncompliance that could not reasonably be expected to result in a Material Adverse Effect.

                  (z) Possession of Intellectual Property. Each of the TEPPCO Entities and their subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and none of the TEPPCO Entities nor any of their subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of any of the TEPPCO Entities or their subsidiaries, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  (aa) Title to Property. Each of the TEPPCO Entities and their respective subsidiaries have satisfactory and marketable title to all properties and assets owned by such entities, in each case free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Prospectus or (ii) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by such entities; and all of the leases and subleases material to the business of such entities, and under which such entities hold properties described in the Prospectus, are in full force and effect, and none of such entities has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of such entities under any of the leases or subleases mentioned above, or affecting or questioning the rights of such entities to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (bb) Investment Company Act. None of the TEPPCO Entities nor any of their subsidiaries is, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (cc) Public Utility Holding Company Act. None of the TEPPCO Entities nor any of their subsidiaries is a "holding company" as such term is defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA"); neither the TEPPCO Entities nor the issue and sale of the Notes by the Partnership is subject to regulation under PUHCA; and none of the TEPPCO Entities is a "public utility" as such term is defined in the Federal Power Act, as amended.

                  (dd) Environmental Laws. Each of the TEPPCO Entities and their subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and
         (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                           In the ordinary course of its business, the Partnership conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the TEPPCO Entities and their subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus, there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including without limitation, costs of compliance therewith) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (ee) Insurance. Each of the TEPPCO Entities and their subsidiaries maintains insurance with respect to their properties and business of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

                  (ff) Tax Returns and Payments. Each of the TEPPCO Entities has filed all federal, state and foreign income and franchise tax returns required by law to be filed by them and have paid all taxes, assessments and other governmental charges levied upon them or any of their properties, assets, income or franchises which are due and payable, other than (i) those which are not past due or are presently being contested in good faith by appropriate proceedings diligently conducted for which such reserves or other appropriate provisions, if any, as shall be required by generally accepted accounting principles have been made and (ii) with respect to state and local taxes, such as will not result in a Material Adverse Effect. There are no tax returns of any of the TEPPCO Entities that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which any of the TEPPCO Entities has received notice), where the findings of such audit, if adversely determined, would result in a Material Adverse Effect.

                  (gg) Benefit Plans. With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by any of the TEPPCO Entities, or with respect to which any of the TEPPCO Entities could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of each of the TEPPCO Entities or their subsidiaries, there exists no condition or set of circumstances, in connection with which any of the TEPPCO Entities could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could have a Material Adverse Effect.

                  (hh) Absence of Notice. None of the TEPPCO Entities nor any of their subsidiaries have sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement or any document incorporated by reference therein, and no such termination or non-renewal has been threatened by the Partnership or, to the knowledge of the Partnership after due inquiry, any other party to any such contract or agreement, which termination or non-renewal would have a Material Adverse Effect.

                  (ii) Validity of Data. Any statistical and market-related data included in the Prospectus are based on or derived from sources that the Partnership believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent the General Partner believes it is required.

                  (jj) Violations. None of the TEPPCO Entities nor any of their subsidiaries, nor to the Partnership's knowledge after due inquiry, any employee or agent of the TEPPCO Entities, has made any payment of funds of the TEPPCO Entities or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or Prospectus.

                  (kk) Significant Subsidiaries. The subsidiaries listed on Schedule A attached hereto are the only significant subsidiaries of the Partnership as defined by Rule 1-02 of Regulation S-X.

                  (ll) Registration Rights. No holder of securities of the Partnership has rights to the registration of any securities of the Partnership because of the filing of the Registration Statement that have not been waived.

                  (mm) Officers' Certificates. Any certificate signed on behalf of the Partnership by the President or Vice President of the General Partner and on behalf of the General Partner by a President or Vice President thereof delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by each of the TEPPCO Entities to each Underwriter as to the matters covered thereby.

                  (nn) Partnership Agreements. The Partnership Agreement is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms, and each of the Operating Partnership Agreements and Subsidiary Partnership Agreements is a valid and legally binding agreement of the parties thereto, enforceable against the parties thereto in accordance with its terms, except as the enforceability of such agreements may be affected by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and general equitable principles.

                  (oo) Stabilization. None of the TEPPCO Entities, nor any of their directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act or otherwise, in or which has constituted, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Notes.

                  (pp) Disclosure. Neither this Agreement, the Registration Statement, nor any other document, certificate or instrument delivered to the Underwriters by or on behalf of the Partnership in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no fact known to the Partnership or the General Partner which would result in a Material Adverse Effect or in the future may (so far as the Partnership can now foresee) result in a Material Adverse Effect which has not been set forth or referred to in this Agreement or the Registration Statement.

                  (qq) Absence of NASD Conflict of Interest. More than ten percent of the net proceeds from the sale of the Notes are intended to be or will be paid to the Underwriters or their affiliates or members of the National Association of Securities Dealers or associated or affiliated persons of such members, or members of the immediate family of such members; however, the Notes are, and will continue to be through the Closing Date, rated at least Baa or better by Moody's Investors Service, Inc. or at least Bbb or better by Standard & Poor's Rating Services.

                  (rr) Ratings. Since the last downgrading by Moody's in May 2002, no "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act, has
         (i) downgraded, or given notice or announcement of any intended or potential downgrading, or (ii) made any review or indicated any possible change that does not indicate an improvement in the rating accorded any notes of, or notes guaranteed by, the Partnership or any of its subsidiaries.

                  4. Certain Covenants of the Partnership and Guarantors: Each of the Partnership and Guarantors, jointly and severally, hereby agrees:

                  (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Notes for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect as long as required for the distribution of the Notes, provided that none of the Partnership or the Guarantors shall be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Notes); and to promptly advise you of the receipt by the Partnership or the Guarantors of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (b) to make available to the Underwriters, without charge, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Partnership shall have made any amendments or supplements thereto after the Effective Date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act; in case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Securities Act in connection with the sale of the Notes, the Partnership and the Guarantors will prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

                  (c) to advise you promptly and (if requested by you) to confirm such advice in writing (i) when any post-effective amendment to the Registration Statement becomes effective and (ii) if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Partnership agrees to file in a timely manner under such Rules).

                  (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus including by filing any documents that would be incorporated therein by reference, to furnish you with a draft of such proposed amendment in advance of such filing and to file no such amendment or supplement to which you shall object in writing.

                  (e) to file promptly all reports and any definitive proxy or information statement required to be filed by the Partnership or the Guarantors with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes, and to promptly notify you of such filing.

                  (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Securities Act.

                  (g) to furnish or otherwise make available to you and, upon request, to each of the other Underwriters for a period of three years from the date of this Agreement the following documents, provided such documents are not otherwise publicly available via EDGAR: (i) copies of any reports or other communications which the Partnership shall send to the holders of any class of its limited partnership interests or debt securities or shall from time to time publish or publicly disseminate,
         (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Partnership is listed, and (iv) such other information as you may reasonably request regarding the TEPPCO Entities or their subsidiaries, in each case as soon as such communications, documents or information become available.

                  (h) to advise the Underwriters promptly of the happening of any event known to the Partnership or the Guarantors within the time during which a Prospectus relating to the Notes is required to be delivered under the Securities Act which, in the judgment of the Partnership, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Partnership's expense, to you promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission.

                  (i) to make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, and to deliver to you, an earnings statement of the Partnership (which will satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 of the Rules and Regulations) for a period of twelve months beginning after the Effective Date of the Registration Statement (as defined in Rule 158(c) of the Securities Act) as soon as is reasonably practicable after the termination of such twelve-month period.

                  (j) to furnish to you, upon request and without charge, two copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all financial statements, schedules and exhibits thereto and documents incorporated by reference therein), which are certified by an officer of the General Partner to be true and correct, and sufficient conformed copies of the foregoing (other than exhibits) for distribution to each of the other Underwriters.

                  (k) to furnish to you as early as practicable prior to the time of purchase, but no later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the TEPPCO Entities and their subsidiaries, which have been read by the independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(b) hereof.

                  (l) to apply the net proceeds from the sale of the Notes in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (m) to pay all costs, expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 5 hereof and (iii), (iv) and (vi) below) in connection with (i) the preparation and filing of the Registration Statement, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, registration, issuance, authentication, execution and delivery of the Notes, (iii) the producing, word processing and/or printing of this Agreement, an Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof), the Indenture, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Notes for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Notes on any securities exchange and any registration thereof under the Exchange Act, (vi) any fees payable to investment rating agencies with respect to the Notes, (vii) any filing for review of the public offering of the Notes by the NASD, (viii) the performance of the Partnership's other obligations hereunder and (ix) the costs and expenses of the TEPPCO Entities relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership, travel and lodging expenses of the representatives and officers of the TEPPCO Entities and any such consultants, and the cost of any aircraft chartered in connection with the road show.

                  (n) to furnish to you, before filing with the Commission subsequent to the Effective Date of the Registration Statement and during the period referred to in paragraph (e) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                  (o) to comply with all the provisions of any undertakings contained in the Registration Statement.

                  (p) not, at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, which will constitute, stabilization of the price of the Notes to facilitate the sale or resale of any of the Notes.

                  (q) to timely file any financial statements required by Rule 3-05(b)(2) of Regulation S-X.

                  5. Reimbursement of Underwriters' Expenses. If the Notes are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 7 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Partnership shall, in addition to paying the amounts described in Section 4(m) hereof, reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by the Underwriters, including the fees and disbursements of their counsel; provided, however, that if this Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the TEPPCO Entities shall not be obligated to reimburse any defaulting Underwriter on account of these expenses.

                  6. Conditions of Obligations of the Underwriters. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Obligors on the date hereof and at the Closing Date (unless previously waived), to the accuracy of the statements of the Partnership made in any certificates pursuant to the provisions hereof, to the performance by the Partnership of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Partnership shall furnish to you at the Closing Date
         (i) opinions of Fulbright & Jaworski L.L.P., counsel for the Partnership, addressed to the Underwriters and dated the time of purchase, as set forth in Exhibit B and (ii) opinions of James C. Ruth, general counsel of the Partnership, addressed to the Underwriters and dated the time of purchase, as set forth in Exhibit C, with reproduced copies of each for the other Underwriters and each in a form satisfactory to Andrews & Kurth L.L.P., counsel for the Underwriters.

                  (b) You shall have received from KPMG a "comfort letter" and "bring-down comfort letter" dated as of the date of this Agreement and the Closing Date, respectively, and addressed to the Underwriters (with reproduced copies for each of the other Underwriters) in the forms heretofore approved by you. PricewaterhouseCoopers LLP shall deliver a "comfort letter" and "bring-down comfort letter" to the Underwriters, dated the date of this Agreement and the Closing Date, respectively, with respect to the financial information of Val Verde incorporated by reference in the Registration Statement.

                  (c) You shall have received at the Closing Date, the opinions of Andrews & Kurth L.L.P., counsel for the Underwriters, with respect to such matters as you may reasonably require.

                  (d) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed prior to the Closing to which you object in writing.

                  (e) Notification that all filings required by Rule 424 of the Rules and Regulations shall have been made.

                  (f) Prior to the Closing, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (g) Between the time of execution of this Agreement and the Closing Date, (i) no material and unfavorable change, or any development involving a material adverse change, financial or otherwise (other than as specifically identified in the Registration Statement and Prospectus as of the date hereof), in the business, properties, financial condition, results of operations or prospects of any of the TEPPCO Entities or their subsidiaries taken as a whole shall occur or become known, (ii) no event shall occur or become known that could invalidate any of the Operative Documents and (iii) no transaction which is material to any of the TEPPCO Entities or their subsidiaries shall have been entered into by any of the TEPPCO Entities, except transactions contemplated in this Agreement or in the ordinary course of business.

                  (h) The Partnership will, at the Closing, deliver to you a certificate of two of the General Partner's executive officers, a certificate of two of TEPPCO GP's executive officers and a certificate of two of TEPPCO NGL's executive officers, to the effect that the representations and warranties of the Obligors and their subsidiaries set forth in this Agreement are true and correct as of such date, that the Obligors and their subsidiaries shall perform such of their obligations under this Agreement as are to be performed at or before the time of purchase, the conditions set forth in paragraphs (f) and
         (g) of this Section 6 have been met and such other matters as you may reasonably request.

                  (i) The Partnership shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the Closing Date as you may reasonably request.

                  (j) Between the time of execution of this Agreement and the Closing Date, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of, or securities guaranteed by, the Partnership or any of its subsidiaries by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act.

                  (k) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against any of the TEPPCO Entities or their subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect.

                  (l) Each of the representations and warranties of the Obligors contained herein shall be true and correct in all material respects at the Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Obligors and all conditions herein contained to be fulfilled or complied with by the Obligors at or prior to the Closing Date shall have been duly performed, fulfilled or complied with; provided, however, that if any such representation or warranty is already qualified by materiality, for purposes of determining whether this condition has been satisfied, such representation or warranty as so qualified must be true and correct in all respects.

                  (m) The Notes shall be qualified for sale in such states as you may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

                  7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Notes if, (x) since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus as of the date hereof), in the operations, business, condition or prospects of the TEPPCO Entities or their subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to market the Notes on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded any notes of, or notes guaranteed by, the Partnership or any of its subsidiaries by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act or, (z) if, at any time prior to the Closing Date there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, American Stock Exchange or NASDAQ; (ii) a suspension or material limitation in trading in common units of the Partnership on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared either by the United States, Texas or New York State authorities, a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities or acts of terrorism involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment or in the judgment of such group of Underwriters, to make it impracticable or inadvisable to market the Notes on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

         If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Partnership and each other Underwriter shall be notified promptly by letter or telegram.

         If the sale to the Underwriters of the Notes, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because any of the Obligors shall be unable to comply with any of the terms of this Agreement, the Obligors shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(m), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the TEPPCO Entities under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

                  8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7, if any Underwriter shall default in its obligation to take up and pay for the Notes to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 7 hereof) and if the aggregate principal amount of Notes which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total aggregate principal amount of Notes, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Notes they are obligated to purchase pursuant to Section 1 hereof) the aggregate principal amount of Notes agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Notes shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated, or in the event no such designation is made, such Notes shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of Notes set opposite the names of such non-defaulting Underwriters in Exhibit A.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Partnership agrees with the non-defaulting Underwriters that it will not sell any Notes hereunder unless all of the Notes are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Partnership or selected by the Partnership with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Partnership for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Partnership or you shall have the right to postpone the Closing for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Exhibit A.

         If the aggregate principal amount of Notes which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total principal amount of Notes which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Partnership shall make arrangements within the five business day period stated above for the purchase of all the Notes which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Partnership to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Partnership. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  9. Indemnification and Contribution.

                  (a) The Obligors agree, jointly and severally, to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers, employees, agents and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all the foregoing persons from and against any loss, damage, expense, liability or claim (including, but not limited to, the reasonable cost of investigation, legal representation and other expenses incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted) which, jointly or severally, any such Underwriter or person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership), in a Prospectus (the term "Prospectus" for the purpose of this Section 9 being deemed to include any preliminary prospectus filed as part of the Registration Statement, the Prospectus (as previously defined) and the Prospectus as amended or supplemented by the Partnership), or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of any of the TEPPCO Entities or their subsidiaries or based on written information furnished by or on behalf of any of the TEPPCO Entities or their subsidiaries filed in any jurisdiction in order to qualify the Notes under the securities laws thereof or filed with the Commission, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Registration Statement, Prospectus or other such documents or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Partnership expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus (which comprises only such information referred to in the second paragraph of
         Section 3(a) of this Agreement) or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement, Prospectus or other such documents or necessary to make such information not misleading. This indemnity agreement will be in addition to any liability that the TEPPCO Entities might otherwise have.

                           If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the TEPPCO Entities pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the General Partner in writing of the institution of such Proceeding and the General Partner shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the General Partner (or any omission of notice under Section 9(c)) shall not relieve any of the Obligors from any liability which any of the Obligors may have to any Underwriter or any such person or otherwise. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the General Partner in connection with the defense of such Proceeding or the Partnership shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded (based on advice of counsel) that there may be defenses available to it or them which are different from, additional to or in competition with those available to the Obligors (in which case the Obligors shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Obligors and paid as incurred (it being understood, however, that the Obligors shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Obligors shall not be liable for any settlement of any such claim or Proceeding effected without its written consent but if settled with the written consent of the General Partner and the Obligors agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and
         (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                  (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Obligors, each director and officer and any person who controls the Obligors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Obligors or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Obligors expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership) or in a Prospectus (which comprises only such information referred to in the second paragraph of Section 3(a) of this Agreement), or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

                           If any Proceeding is brought against any of the Obligors or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Obligors or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter (or any omission of notice under Section 9(c)) shall not relieve such Underwriter, from any liability which such Underwriter may have to the Obligors or any such person or otherwise. The Obligors or such person shall have the right to employ their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Obligors or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in addition to any local counsel in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Obligors and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

                  (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Obligors on the one hand and the Underwriters on the other hand from the offering of the Notes or (ii) if the allocation provided by clause
         (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Obligors on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Obligors on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Obligors and the underwriting discounts and commissions received by the Underwriters. The relative fault of the Obligors on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Obligors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

                  (d) The Obligors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

                  (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Partnership contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers, employees, agents or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Obligors, their respective directors and officers or any person who controls any of the Obligors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Notes. The Obligors and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Obligors, against any of the General Partner's officers or directors, in connection with the issuance and sale of the Notes, or in connection with the Registration Statement or Prospectus.

                  10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent in care of: Wachovia Securities, Inc., One Wachovia Center DC8, 301 South College Street, Charlotte, North Carolina 28288, Attn: Corporate Syndicate Desk, Facsimile number (704) 383-9195, and, if to the Partnership, shall be sufficient in all respects if delivered or sent to: TEPPCO Partners, L.P., 2929 Allen Parkway, P.O. Box 2521, Houston, Texas 77252-2521, Attention: James C. Ruth, Facsimile number (713) 759-3645.

                  11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                  12. Submission to Jurisdiction. Each of the Obligors hereby irrevocably submits to the jurisdiction of any New York State Court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement, and irrevocably accepts for itself (and, to the extent permitted by applicable law, its affiliates) and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably waives, to the fullest extent it may effectively do so under applicable law, trial by jury and any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Obligors irrevocably consents, to the fullest extent it may effectively do so under applicable law, to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the issuer at its address set forth herein, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any of the Underwriters to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any of the Obligors in any other jurisdiction. The Obligors agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Obligors and may be enforced in any other courts in the jurisdiction of which the Obligors are or may be subject, by suit upon such judgment.

                  13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Obligors to the extent provided in Section 9 hereof and the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Notes from the Underwriters.

                  14. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

                  15. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Obligors and their successors and assigns and any successor or assign of any substantial portion of the Partnership's or Guarantors' or any of the Underwriters' respective businesses and/or assets.

         If the foregoing correctly sets forth the understanding among the Obligors and the Underwriters, please so indicate in the space provided below for the purpose, whereupon your acceptance shall constitute a binding agreement among the Obligors and the Underwriters, severally.

                             [Signatures to Follow]

                                    Very truly yours,

                                    TEPPCO PARTNERS, L.P.

                                    By:      TEXAS EASTERN PRODUCTS
                                             PIPELINE COMPANY, LLC,
                                             its General Partner


                                             By: /s/ CHARLES H. LEONARD
                                                 -------------------------------
                                                 Charles H. Leonard
                                                 Senior Vice President and
                                                 Chief Financial Officer


                                    TCTM, L.P.

                                    TE PRODUCTS PIPELINE COMPANY,
                                    LIMITED PARTNERSHIP

                                    TEPPCO MIDSTREAM COMPANIES, L.P.

                                    JONAH GAS GATHERING COMPANY

                                    By:      TEPPCO GP, INC.,
                                             their General Partner


                                             By: /s/ CHARLES H. LEONARD
                                                 -------------------------------
                                                 Charles H. Leonard
                                                 Senior Vice President and Chief
                                                 Financial Officer


                                    VAL VERDE GAS GATHERING
                                    COMPANY, L.P.


                                    By:      TEPPCO NGL Pipelines, LLC,
                                             its General Partner

                                             By: /s/ CHARLES H. LEONARD
                                                 -------------------------------
                                             Name: Charles H. Leonard
                                             Title: Senior Vice President

Accepted and agreed to as of the date first above written, on behalf of itself and each of the underwriters named in Exhibit A.

WACHOVIA SECURITIES, INC.

By: /s/ Keith Mauney
   ----------------------------------
Name: Keith Mauney
     --------------------------------
Title: Managing Director
      -------------------------------

                                   SCHEDULE A

                            SIGNIFICANT SUBSIDIARIES


TE Products Pipeline Company, Limited Partnership

TEPPCO Midstream Companies, L.P.

TCTM, L.P.

Jonah Gas Gathering Company

Val Verde Gas Gathering Company, L.P.

TEPPCO Crude Pipeline, L.P.

TEPPCO Seaway, L.P.

TEPPCO Crude Oil, L.P.

Chaparral Pipeline Company, L.P.



                                  Schedule A-1

                                    EXHIBIT A


                                                                                Principal Amount
                  Underwriter                                                       of Notes
                  -----------                                                   ----------------

         Wachovia Securities, Inc. ....................................           $ 80,000,000

         Banc One Capital Markets, Inc. ...............................             80,000,000

         BNP Paribas Securities Corp...................................             10,000,000

         Scotia Capital (USA) Inc......................................             10,000,000

         SunTrust Capital Markets, Inc.................................             10,000,000

         UBS Warburg LLC...............................................             10,000,000

                                                               Total...           $200,000,000
                                                                                  ============



                                   Exhibit A-1

                                    EXHIBIT B

                      FORM OF OPINIONS OF ISSUER'S COUNSEL

                      (TEPPCO PARTNERS, L.P. DEBT OFFERING)

         1. Each of the Partnership, the Operating Partnerships, TEPPCO Crude Pipeline, L.P., TEPPCO Seaway, L.P., TEPPCO Crude Oil, L.P., Val Verde and Chaparral Pipeline Company, L.P. has been duly formed and is validly existing as a limited partnership in good standing under the Delaware LP Act, with limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and, with respect to the Partnership, to enter into and perform and incur its obligations under each of the Operative Documents and to issue, sell and deliver the Notes as contemplated by the Underwriting Agreement and, with respect to each of the Guarantors other than Jonah, to enter into and perform and incur their respective obligations under each of the Operative Documents and to issue, sell and deliver the Guarantees.

         2. The General Partner has been duly formed and is validly existing as a limited liability company in good standing under the Delaware LLC Act, with limited liability company power and authority to own, lease and operate its properties, to conduct its business and to act as the general partner of the Partnership, in each case, as described in the Registration Statement and Prospectus.

         3. All of the member interests of the General Partner are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel's knowledge, beneficially, by DEFS, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names DEFS as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         4. TEPPCO GP has been duly incorporated and is validly existing as a corporation in good standing under the DGCL, with corporate power and authority to own, lease and operate its properties, to conduct its business and to act as the general partner of each of the Operating Partnerships, in each case as described in the Registration Statement and the Prospectus.

         5. Each of the General Partner, the Partnership, TE Products, TEPPCO Midstream, TCTM, Chaparral Pipeline Company, L.P., Val Verde, TEPPCO Crude Oil, L.P., TEPPCO Crude Pipeline, L.P. and TEPPCO Seaway, L.P. is authorized to transact business in the State of Texas as a foreign limited partnership or limited liability company, as the case may be, and is in good standing in the state of Texas.

         6. The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 2.0%; such general partner interest is duly authorized by the Partnership Agreement and is validly issued. The General Partner owns of record and, to such counsel's knowledge, beneficially owns, such general partner


                                   Exhibit B-1
interest, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the Uniform Commercial Code ("UCC") in the Office of the Secretary of State of the State of Delaware and that names the General Partner as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         7. TEPPCO GP is the sole general partner of each of the Operating Partnerships with a general partner interest in each of the Operating Partnerships of 0.001%; such general partner interests are duly authorized by the Operating Partnership Agreements, as the case may be, and are validly issued. TEPPCO GP owns of record and, to such counsel's knowledge, beneficially owns, such general partner interests, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO GP as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         8. The Partnership is the sole limited partner of each of the Operating Partnerships with a limited partner interest in each of the Operating Partnerships of 99.999%; such limited partner interests are duly authorized by the Operating Partnership Agreements and are validly issued, fully paid and non-assessable (except as provided in the Delaware LP Act). The Partnership owns of record and, to such counsel's knowledge, beneficially owns, such limited partner interests in the Operating Partnerships, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names the Partnership as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         9. All of the capital stock of TEPPCO GP is duly authorized, validly issued and nonassessable and is owned of record and, to such counsel's knowledge, beneficially, by the Partnership, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names the Partnership as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         10. TEPPCO NGL is the sole general partner of Val Verde with a general partner interest in Val Verde of 0.001%; such general partner interest is duly authorized by the agreement of limited partnership of Val Verde, (the "Val Verde Partnership Agreement") and is validly issued. TEPPCO NGL owns of record and, to such counsel's knowledge, beneficially owns, such general partner interests, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO NGL as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         11. TEPPCO Midstream is the sole limited partner of Val Verde with a limited partner interest of 99.999%; such limited partner interest is duly authorized by the Val


                                   Exhibit B-2

Verde Partnership Agreement and is validly issued, fully paid and non-assessable (except as provided in the Delaware LP Act). TEPPCO Midstream owns of record and, to such counsel's knowledge, beneficially owns, such limited partner interests in Val Verde, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         12. All of the general partner interests of each of the TCTM Subsidiary Partnerships are duly authorized, validly issued and owned of record and, to such counsel's knowledge, beneficially, by TEPPCO Crude GP, LLC, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Crude GP, LLC as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         13. All of the limited partner interests of each of the TCTM Subsidiary Partnerships are duly authorized, validly issued and nonassessable (except as provided in the Delaware LP Act), and are owned of record and, to such counsel's knowledge, beneficially, by TCTM (or, with respect to Lubrication Services, L.P., by TEPPCO Crude Oil, L.P. and with respect to TEPPCO Seaway, L.P., by TEPPCO Crude Pipeline, L.P.), free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names such respective limited partner as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         14. All of the general partner interests of each of the Midstream Subsidiary Partnerships are duly authorized, validly issued and owned of record and, to such counsel's knowledge, beneficially, by TEPPCO NGL, free and clear of
(A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO NGL as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         15. All of the limited partner interests of each of the Midstream Subsidiary Partnerships are duly authorized, validly issued and nonassessable (except as provided in the Delaware LP Act), and are owned of record and, to such counsel's knowledge, beneficially, by TEPPCO Midstream, free and clear of
(A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         16. All of the member interests of TEPPCO Colorado, LLC are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel's knowledge, beneficially, by



                                  Exhibit B-3

TEPPCO Midstream, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         17. All of the member interests of TEPPCO NGL are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel's knowledge, beneficially, by TEPPCO Midstream, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         18. All of the member interests of TEPPCO Crude GP, LLC are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel's knowledge, beneficially, by TCTM, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TCTM as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

         19. The Notes are in the form contemplated by the Indenture and have been duly authorized, executed and delivered by the Partnership and, when authenticated in accordance with the terms of the Indenture and paid for by the Underwriters, will constitute valid and legally binding obligations of the Partnership, enforceable against the Partnership in accordance with their terms under the laws of the State of New York, except as the enforceability thereof may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

         20. The Registration Statement and all post-effective amendments, if any, have become effective under the Securities Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Securities Act; and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by such Rule 424.

         21. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Obligors.

         22. The Indenture (including without limitation, with respect to each of the Guarantors, the Guarantees) has been duly authorized, executed and delivered by each of the Obligors, and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding agreement of each of the Obligors, enforceable against each of the Obligors in accordance with its terms under the laws of the State of New York, except as the enforceability thereof may be limited by bankruptcy, fraudulent transfer,



                                  Exhibit B-4
insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

         23. In a case properly argued and presented, a court of the State of Texas or a court of the United States of America sitting in the State of Texas and applying Texas conflict of law principles as set out in Section 35.51 of the Texas Business and Commerce Code, would give effect to the provisions of the Notes and the provisions of the Indenture applicable to the Notes and the Guarantees that purport to require that the rights and obligations of the parties thereto are to be governed by and construed in accordance with the laws of the State of New York.

         24. The execution, delivery and performance of each of the Operative Documents by the Partnership and Guarantors a party thereto and the issuance of the Notes by the Partnership and the issuance of the Guarantees by the Guarantors and the consummation by the Obligors of the transactions contemplated under each of the Operative Documents to which it is a party (i) do not and will not violate, or result in any violation of (a) any provisions of the partnership agreement, member agreement or other organizational documents of any of them or
(b) any law or regulation or rule applicable to any of them or any decree, judgment or order applicable to any of them, or (ii) do not or will not result in a breach of, or constitute a default under (nor constitute any event that with notice, lapse of time, or both, would result in a breach of, or constitute a default under), any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of them is a party or by which any of them or their respective properties may be bound, which in each case is either (a) filed or incorporated by reference as exhibits to the Partnership's most recently filed Annual Report on Form 10-K or on any Quarterly Report on Form 10-Q or Current Report on Form 8-K of the Partnership filed with the Commission after December 31, 2001 or (b) is identified in a certificate (a copy of which has been furnished to you and your counsel) from an authorized officer of the General Partner as material to the business, operations or properties of the Partnership and its subsidiaries, taken as a whole.

         25. No approval, authorization, consent, waiver, notice or order of, or filing with, or other action by, any court or any governmental authority is required to be obtained or made by any Obligor by any material statutory law or regulation applicable to it as a condition to its execution and delivery of the Operative Documents to which it is a party or the incurrence or performance of its obligations thereunder, except (i) such as may be required under Blue Sky laws, as to which we express no opinion, and (ii) such others as have been obtained or taken and are in full force and effect.

         26. The Registration Statement, and the Prospectus and any supplements or amendments thereto (except as to the financial statements and the notes thereto and schedules and other financial data contained or incorporated by reference therein and the Trustee's Statement of Eligibility and Qualification on Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act.



                                  Exhibit B-5

         27. The documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, appear on their face to have been appropriately responsive in all material respects with the requirements of the Exchange Act (except as to the financial statements and the notes thereto and schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion).

         28. None of the TEPPCO Entities nor any of their subsidiaries is or will be, upon consummation of the transactions contemplated by the Underwriting Agreement, an "investment company," or a "promoter" or "principal underwriter" for, a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended, or a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; none of the TEPPCO Entities is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

         29. To such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character that are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that have not been so filed, summarized or described.

         30. The Indenture has been duly qualified under the Trust Indenture Act and conforms in all material respects to the requirements thereof.

         31. The statements in the Prospectus Supplement under the caption "Description of Notes" and in the Base Prospectus under the caption "Description of Debt Securities," insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law of legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

         32. The Indenture, the Notes and the Guarantees conform in all material respects to the descriptions thereof contained in the Base Prospectus under the caption "Description of Debt Securities" and in the Prospectus Supplement under the caption "Description of the Notes."

         33. To such counsel's knowledge, except for Duke Energy Corporation and certain of its affiliates, each of whom has waived its rights, no holder of any interest in or security of the Partnership or any other person has any right to require registration of any securities of the Partnership because of the filing of the Registration Statement or consummation of the transactions contemplated by the Underwriting Agreement.

         Such counsel shall state that although it has not undertaken, except as otherwise indicated in such counsel's opinion, to determine independently, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of any of the statements in



                                  Exhibit B-6
the Registration Statement (except as and to the extent stated in paragraph 31 above) or any documents incorporated therein, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all documents incorporated by reference therein) with officers and representatives of the General Partner, representatives of the independent public accountants of the Partnership and representatives of and counsel for the Underwriters, and based upon this participation, no information has come to such counsel's attention that has caused such counsel to believe that the Registration Statement (including the documents incorporated by reference therein, but excluding the Trustee's Statement of Eligibility and Qualification on Form T-1) at the time the Registration Statement became effective and as of the signing of this Agreement, or the Prospectus, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (such counsel need not express any opinion with respect to the financial statements and the notes thereto and the schedules and other financial data included in the Registration Statement or the Prospectus or any documents incorporated by reference therein or the Trustee's Statement of Eligibility and Qualification on Form T-1).

         In rendering the opinions expressed in paragraphs 6 through 18, terms used therein that are defined in the UCC shall have the meanings assigned therein. In rendering the opinion expressed in clause (A) of paragraphs 6 through 18, such counsel may rely, without investigation, upon the accuracy and completeness of the certification from the office of the Secretary of State of Delaware dated _____________, 2003, for each of the General Partner, TEPPCO GP, the Partnership, TEPPCO NGL, TEPPCO Midstream, TEPPCO Crude GP, LLC, TCTM, TEPPCO Crude Oil, L.P., TEPPCO Crude Pipeline, L.P. that there are no presently effective financing statements, federal tax liens, or utility security instruments filed in the office of the Delaware Secretary of State that name such respective entities as debtor, and further, we have assumed that at all times from and including the [INSERT DATE THROUGH WHICH EACH UCC SEARCH CERTIFICATE CONDUCTED ITS SEARCH] and to and through the date of the delivery of this opinion letter, there have been no filings made in the Office of the Secretary of State of the State of Delaware in which the applicable entities are named as a debtor and which covers, in whole or part, or any proceeds thereof, any interests in the applicable entities.

         Such counsel may state that the opinions are limited exclusively to the laws of the State of Texas, the laws of the State of New York, the Delaware LP Act, the Delaware LLC Act, the DGCL and the federal statutory laws, rules and regulations of the United States of America.

         Such counsel may state that, as used in its opinion, the phrase "to our knowledge" or words of similar import means conscious awareness of facts or other information by the lawyers in such firm who, based on its records as of the date hereof, have devoted substantive attention to legal matters on behalf of the TEPPCO Entities since January 1, 2001.

         In rendering the opinions expressed in paragraphs 19 and 22, such counsel may assume that the Trustee has the power and authority to enter into and perform its obligations under the



                                  Exhibit B-7

Indenture and to authenticate and deliver the Notes, that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Indenture constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, that the authentication and delivery of the Notes have been duly authorized by the Trustee and that the Notes have been duly authenticated and delivered by the Trustee.

         In rendering the opinions expressed in paragraph 22 hereof with respect to Section 7.06 of the Indenture, such counsel need not express any opinion with respect to the enforceability of such section should limitations on the compensation of trustees be enacted in the future.

         In rendering the opinion expressed in paragraph 23 hereof, such counsel may rely in substantial part, upon the following: (i) DTC will be the holder of the Notes other than Notes issued in certificated, non-global form; (ii) DTC is a corporation organized under the laws of the State of New York, and has its place of business or chief executive office, as applicable, in the State of New York; (iii) that the Letter of Representation between DTC, the Trustee and the Partnership requires all payments on the Notes to be made to an account of DTC in the State of New York; (iv) provisions of the Supplemental Indenture which require that Notes issued in certificated, non-global form shall be payable in the State of New York, and (v) provisions of the Supplemental Indenture that reflect that the Trustee will conduct a substantial portion of its activities with respect to the Notes and the Indenture in the State of New York.

         The opinions expressed herein are furnished to you for your sole benefit in connection with the transactions contemplated by the Agreement. The opinions expressed herein may not be relied upon by you for any other purpose and may not be relied upon for any purpose by any other person without our prior written consent.





                                  Exhibit B-8

                                    EXHIBIT C

    FORM OF OPINIONS OF JAMES C. RUTH, GENERAL COUNSEL OF THE GENERAL PARTNER

                  1. Jonah has been duly formed and is validly existing in good standing as a general partnership under the Wyoming Uniform Partnership Act. All of the general partner interests of Jonah are duly authorized and are beneficially owned by TEPPCO GP and TEPPCO Midstream free and clear of any security interest, lien, encumbrance, right to purchase or other claim, except as disclosed in the Prospectus or as provided in the agreement of partnership of Jonah or pursuant to the Wyoming Uniform Partnership Act (A) in respect of which a financing statement under the Uniform Commercial Code ("UCC") has been filed in the State of Wyoming naming TEPPCO GP or TEPPCO Midstream as debtor is on file in the offices of the Secretary of State of the State of Wyoming or (B) otherwise known to such counsel.

                  2. The execution and delivery by Jonah of each of the Operative Documents and any instrument evidencing the Guarantee of the Notes by Jonah, and the performance of the obligations of Jonah under each of the Operative Documents, are within Jonah's partnership power and authority and have been duly authorized by all necessary partnership action.

                  3. To such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened or contemplated to which any of the TEPPCO Entities or any of their subsidiaries is subject or of which any of their respective properties is subject at law or in equity or before or, by any Federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) but are not so described.

                  4. To such counsel's knowledge, none of the TEPPCO Entities nor any of their subsidiaries is in violation of its partnership agreement, member agreement or any other organizational documents, or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any Federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to any of the TEPPCO Entities or any of their subsidiaries, except where such violation, breach or default would not, individually or in the aggregate, have a Material Adverse Effect.


                                   Exhibit C-1